Filed Pursuant to Rule 497(e)
Registration No. 033-08746
Supplement dated August 16, 2022 to the Prospectus and
Statement of Additional Information (“SAI”) dated February 28, 2022

The Tocqueville Opportunity (the “Opportunity Fund”) and
The Tocqueville Phoenix Fund (the “Phoenix Fund”)
Each, a series of the Tocqueville Trust (the “Trust”)

*** IMPORTANT NOTICE REGARDING PROPOSED FUND REORGANIZATION ***

The Board of Trustees of the Trust has approved an Agreement and Plan of Reorganization (the “Plan”) providing for the reorganization of The Opportunity Fund and The Phoenix Fund (each a “Target Fund”, and together, the “Target Funds”), into the Tocqueville Fund (the “Acquiring Fund”), a series of The Tocqueville Trust, a Massachusetts statutory trust. The reorganization of the Target Funds are subject to approval by their respective shareholders. The Acquiring Fund will have a different investment objective and investment strategies and policies than the Target Funds. Following the reorganization, Tocqueville Asset Management L.P. (the “Adviser”) will continue to serve as the Acquiring Fund’s investment adviser. The Adviser will be responsible for overseeing the management of the Acquiring Fund, the recommendation of the purchase, retention and sale of the Acquiring Fund’s portfolio securities, subject to the oversight of the Board. The current portfolio manager of the Acquiring Fund, Robert W. Kleinschmidt, will continue to act as portfolio manager of the Acquiring Fund. The Plan provides for the Target Funds to transfer all of their assets to the Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Target Funds’ known liabilities. Shareholders of the Target Funds will become shareholders of the Acquiring Fund, receiving shares of the Acquiring Fund equal in value to the shares of the Target Funds held by the shareholders prior to the reorganization. The reorganization is not expected to result in the recognition of gain or loss by either the Target Fund or its shareholders for federal tax purposes. The Adviser will bear all direct costs relating to the reorganization, including the costs of preparing the Plan and proxy statement and seeking approval of the Plan from the Target Funds’ shareholders. A special meeting of shareholders during which shareholders of the Target Funds will be asked to consider and vote on the Plan will occur on or about November 15, 2022. If shareholders of the Target Funds approve the reorganization, the reorganization is expected to take effect on or about November 18, 2022. Shareholders of the Target Funds will receive a combined prospectus/proxy statement with additional information about the shareholder meeting and the proposed reorganization. Please read the proxy materials carefully, as they will contain a more detailed description of the proposed reorganization.

Please retain this Supplement for your reference.